UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2023

US ALLIANCE CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	000-55627	26-4824142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 SW First American Place, Suite 200
Topeka, Kansas 66604
(Address of principal executive offices) (Zip Code)

(785) 228-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.1b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 29, 2023, US Alliance (the “Company”), received a letter dated September 25, 2023 Kerber, Eck & Braeckle LLC (“KEB”), the Company’s independent registered public accounting firm, notifying the Company of its resignation due to staffing shortages resulting from attrition and its inability to hire new staff. Prior to the effectiveness of its resignation, KEB intends to complete its review of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, including the financial statements contained therein.

The Company’s Audit Committee has accepted the resignation of KEB and intends to engage a new independent registered public accounting firm as soon as possible.

During the Company’s two most recent fiscal years (ended December 31, 2022 and December 31, 2021) and the subsequent interim period January 1, 2023 through June 30, 2023, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and KEB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KEB, would have caused KEB to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company for such years.

Also during this same period, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

The Company has provided KEB with a copy of the foregoing disclosures under Item 4.01 on Form 8-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and has requested that KEB furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company under Item 4.01 of this Form 8-K. A copy of KEB’s letter, dated October 3, 2023, is attached as Exhibit 16.1 to this report on Form 8-K.

ITEM 9.01. EXHIBITS.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter dated October 3, 2023 from KEB to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ALLIANCE CORPORATION

Date: October 3, 2023	By:	/s/ Jack H. Brier
Jack H. Brier President and Chairman